UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2023

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Dr.

Post Office Box 98510

Las Vegas, Nevada

(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2023, the Board of Directors (the “Board”) of Southwest Gas Holdings, Inc. (the “Company”) authorized a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, $1 par value per share, of the Company (the “Common Stock”). The dividend is payable on November 17, 2023 (the “Record Date”) to the holders of record of Common Stock as of 5:00 P.M., New York City time, on the Record Date. The description and terms of the Rights are set forth in a Tax-Free Spin Protection Plan, dated as of November 5, 2023 (as the same may be amended from time to time, the “Plan”), between the Company and Equiniti Trust Company, LLC, as rights agent. Each Right entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, no par value per share, of the Company (the “Series A Preferred”), at a purchase price of $300.00 per one ten-thousandth of a share of Series A Preferred (the “Purchase Price”), subject to adjustment.

By adopting the Plan, the Board is seeking to preserve the Company’s ability to effectuate a separation of Centuri Holdings, Inc. (“Centuri” and the separation of Centuri, the “Spin-Off Transaction”) that would be tax-free to the Company (the “Tax-Free Status”). While the Company intends that any Spin-Off Transaction, if effected, would qualify as a tax-free transaction to the Company’s stockholders, the ability to effect a spin-off that is tax-free to the Company (as opposed to its stockholders) could be lost if certain stock purchases (including by existing or new holders in the open market) are treated as part of a plan pursuant to which one or more persons directly or indirectly acquire a 50% or greater interest in the Company (a “355 Ownership Change”) within applicable time periods for purposes of Section 355(e) of the Internal Revenue Code (the “Code”). The Company believes that there is minimal capacity for changes in the ownership of its stock before a 355 Ownership Change could occur. The Plan is intended to restrict the acquisitions of Company stock that could cause a 355 Ownership Change and could impair the Company’s ability to effectuate a Spin-Off Transaction that has Tax-Free Status. The Board believes it is in the best interest of the Company and its stockholders to preserve the Company’s ability to effectuate a Spin-Off Transaction with Tax-Free Status.

The Company is also considering other taxable transaction alternatives that may use the Company’ available net operating losses to offset the tax impact in certain cases, including, among other potential structures, a potential sell-down of Centuri shares held by the Company following an initial public offering of Centuri. As of December 31, 2022, the Company had a U.S. federal net operating loss carryforward of $932.8 million.

The considerations of additional separation alternatives and implementation of the Plan come as the Internal Revenue Service (the “IRS”) has advised the Company that the IRS has exercised its discretion not to rule on certain tax questions relating to a potential spin-off of Centuri based on the fact-intensive nature of the questions presented.

The Company remains committed to separating Centuri and continues to assess the value of a potential tax free Spin-Off Transaction, either following, or in lieu of, a potential initial public offering by Centuri as well as other transaction alternatives. The Board will continue to evaluate options for the separation of Centuri on a basis that is in the best interest of the Company and its stockholders.

The Rights are in all respects subject to and governed by the provisions of the Plan. The following description of the Plan (which includes, as exhibits thereto the Form of Certificate of Designations, the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock) does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. A copy of the Plan is available free of charge from the Company.

Distribution Date

Initially, the Rights will be attached to all shares of Common Stock, and no separate certificates evidencing the Rights will be issued. Subject to certain exceptions, until the Distribution Date (as defined below), the Company will issue one Right with each new share of Common Stock issued after the Record Date so that all shares of Common Stock will have Rights attached, the Rights will be transferred with and only with the Common Stock, and any transfer of Common Stock will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the Common Stock and, as soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

The “Distribution Date” means the earlier of:

•

ten business days after the public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date, as a majority of the Board becomes aware of the existence of an Acquiring Person; and

•

such date (prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person), if any, as may be determined by the Board following the commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person.

Exercisability

The Rights will not be exercisable until the Distribution Date. After the Distribution Date, each Right will be exercisable to purchase from the Company one ten-thousandth of a share of Series A Preferred for the Purchase Price. Prior to exercising their Rights, holders of Rights in that capacity have no rights as a stockholder of the Company, including the right to vote or receive dividends.

Consequences of a Person or Group Becoming an Acquiring Person

•

Flip-In Trigger. If any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the Purchase Price.

•

Flip-Over Trigger. If, after any person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or combination or 50% or more of its consolidated assets, cash flow or earning power are transferred, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person (or its parent) with whom the Company has engaged in the foregoing transaction having a market value of two times the Purchase Price.

•

Exchange Feature. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by an Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of Common Stock or fractions of Series A Preferred (such a share of Common Stock or a fraction of Series A Preferred, as applicable, an “Exchange Security”), at an exchange ratio of one Exchange Security per Right.

Expiration

The Rights will expire on the earliest of (a) the close of business on the date that is two years after the date on which the Spin-Off Transaction is consummated (consistent with a presumption period for testing for a 355 Ownership Change), (b) the close of business on the date on which the Board determines to no longer pursue the Spin-Off Transaction or that the Spin-Off Transaction will not be consummated with Tax-Free Status, (c) the time at which the Rights are redeemed or exchanged pursuant to the Plan, (d) the close of business on the business day following the certification of the voting results of the Company’s 2024 annual stockholders meeting, if at such meeting the approval of the Plan has not been obtained, (e) the close of business on the day that is 270 days after the date of the Plan, if the approval of the Company’s stockholders has not been obtained by such date and only if as of such date the Amended and Restated Cooperation Agreement, dated as of October 24, 2022, by and among the Icahn Group (as defined in the Plan) and the Company (as it may be amended, modified, supplemented and/or amended and restated in accordance with the terms thereof from time to time) remains in effect and the Icahn Ownership Event (as defined in the Plan) has not occurred or (f) the time at which the Board determines that there is no longer a risk of a 355 Ownership Change occurring or that a 355 Ownership Change would not in any material respect adversely impact or otherwise impair the Tax-Free Status.

Process to Seek Exemption

The Plan includes procedures by which the Board will consider requests, prior to the date of public announcement that a person has become an Acquiring Person, from any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.9% (9.9% in the case of a passive investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amounts set forth in the Plan) or more of the then outstanding shares of Common Stock. The Board will only grant an exemption in response to an exemption request if the Board determines that the acquisition of shares of Common Stock by the requesting person (A) will not in any material respect adversely impact or otherwise impair the Tax-Free Status or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect or otherwise impair the Tax-Free Status.

Redemption of the Rights

At any time before the Distribution Date, the Board may redeem the Rights in whole, but not in part, for $0.0001 per Right (the “Redemption Price”). The Redemption Price is payable, at the option of the Company, in cash, Common Stock or such other form of consideration as the Board shall determine. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Redemption Price will be subject to adjustment.

Amendment

For so long as the Rights are then redeemable, the Company may amend the Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Plan in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof).

Anti-Dilution Provisions

The Board may adjust the Purchase Price, the number of shares of Series A Preferred issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Series A Preferred or Common Stock or certain other specified transactions. No adjustments to the Purchase Price of less than 1% are required to be made.

Preferred Stock

Each one ten-thousandth of a share of Series A Preferred, if issued:

•	Will not be redeemable.

•

Will entitle holders to quarterly dividend payments of $.001 per one ten-thousandth of a share of Series A Preferred, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

•

Will entitle holders upon liquidation either to receive $.001 per one ten-thousandth of a share of Series A Preferred, or an amount equal to the payment made on one share of Common Stock, whichever is greater.

•	Will have the same voting power as one share of Common Stock.

•

If shares of Common Stock are exchanged as a result of a merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

The value of one ten-thousandth of a share of Series A Preferred should approximate the value of one share of Common Stock.

Anti-Takeover Effects

The Rights may have certain anti-takeover effects. In general terms and subject to certain exceptions, the Plan works by imposing a significant penalty upon any person or group of affiliated or associated persons that acquires 4.9% (9.9% in the case of a passive investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amounts set forth in the Plan) or more of the outstanding Common Stock, except in certain situations specified in the Plan (such person, an “Acquiring Person”). The Rights, however, should not interfere with any merger or other business combination approved by the Board.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Plan, the Company will file a Certificate of Designations of the Series A Junior Participating Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on November 6, 2023. See the description set forth under Item 1.01 for a more complete description of the rights and preferences of the Preferred Stock.

A copy of the Certificate of Designations is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 6, 2023, the Company issued a press release announcing the adoption of the Plan and related matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations of the Series A Junior Participating Preferred Stock

4.1	Tax-Free Spin Protection Plan, dated November 5, 2023, between Southwest Gas Holdings, Inc. and Equiniti Trust Company, LLC, as Rights Agent.

99.1	Press Release dated November 6, 2023.

104	Cover Page formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Robert J. Stefani
Date: November 6, 2023	Robert J. Stefani
Senior Vice President/Chief Financial Officer